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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                October 28, 1997


                                 Biofield Corp.
             ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


         Delaware                 0-27848                13-3703450
     ---------------          ----------------         -------------

     (State or other          (Commission File         (IRS Employer
     jurisdiction of              Number)           Identification Number)
      incorporation)


     1225 Northmeadow Parkway, Suite 120, Roswell, Georgia      30076
     ------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                    Registrant's Telephone Number, including
                            area code: (770) 740-8180




                                 Not Applicable
                  --------------------------------------------
                 (Former Address, if changed since last report)




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Item 5.   Other Events.

          Attached hereto as Exhibit 99.1 is a copy of a press release dated October 28, 1997 announcing that Biofield Corp. is planning a private placement of Common Stock.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)      Exhibits.

                   99.1 Press Release issued by Biofield Corp. on October 28, 1997.














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                                  Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   Biofield Corp.

Date:    October 31, 1997                 By:         /s/ TIMOTHY G. ROCHE
     -------------------------                     -----------------------
                                          Name:    Timothy G. Roche
                                          Title:   Vice President, Finance













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